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                                                                    Exhibit 99

                             NATIONSBANK, N.A
          MONTHLY SERVICING REPORT -- BOATMAN'S AUTO TRUST 1995-A
               NOVEMBER 1, 1997 THROUGH NOVEMBER 30, 1997




A.    ORIGINAL DEAL PARAMETER INPUTS
------------------------------------
(A)   Total Portfolio Balance	                            					$303,441,223.00
(B)   Class A-1 Notes
      (i)   Class A-1 Notes Percentage	                            					28.11%
      (ii)  Class A-1 Notes Balance			                       			$85,300,000.00
      (iii) Class A-1 Notes Rate		                                 				5.7725%
(C)   Class A-2 Notes
      (i)   Class A-2 Notes Percentage			                            			34.41%
      (ii)  Class A-2 Notes Balance			                      			$104,427,000.00
      (iii) Class A-2 Notes Rate		                                   				5.90%
(D)   Class A-3 Notes
      (i)   Class A-3 Notes Percentage					                            	33.47%
      (ii)  Class A-3 Notes Balance			                      			$101,576,574.00
      (iii) Class A-3 Notes Rate		                                   				6.10%
(E)   Class B Certificates
      (i)   Class B Certificates Percentage		                        				4.00%
      (ii)  Class B Certificates Balance			                  			$12,137,649.00
      (iii) Class B Certificates Rate	                              					6.35%
(F)   Servicing Fee Rate			                                           			1.00%
(G)   Weighted Average Coupon (WAC)		                                				8.51%
(H)   Weighted Average Original Maturity (WAOM)			           			54.09 		months
(I)   Weighted Average Remaining Maturity (WAM)		           				42.79 		months
(J)   Number of Receivables		                                       				32,378
(K)   Reserve Account
      (i)   Reserve Account Initial Deposit Percentage						             2.00%
      (ii)  Reserve Account Initial Deposit		                				$6,068,825.00
      (iii) Specified Reserve Account Balance (K(iii)(c) if
            1.25% loss and delinq triggers hit - otherwise
            greater of K(iii)(a or b))
            (a) Percent of Initial Pool Balance		                    				2.00%
            (b) Percent of Remaining Pool Balance		                  				3.25%
            (c) Trigger Percent of Remaining Pool Balance		          				6.00%

B.    INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
---------------------------------------------------
(A)   Total Portfolio Balance		                             				$67,244,159.81
(B)   Total Note and Certificate Pool Factor		                   				0.2216052

(C)   Class A-1 Notes
      (i)  Class A-1 Notes Balance			                                 			$0.00
      (ii) Class A-1 Notes Pool Factor		                         				0.0000000
(D)   Class A-2 Notes
      (i)  Class A-2 Notes Balance	                                 					$0.00
      (ii) Class A-2 Notes Pool Factor				                         		0.0000000
(E)   Class A-3 Notes
      (i)  Class A-3 Notes Balance		                        				$55,106,510.81
      (ii) Class A-3 Notes Pool Factor		                         				0.5425120
(F)   Class B Certificates
      (i)  Class B Certificates Balance			                   			$12,137,649.00
      (ii) Class B Certificates Pool Factor	                    					1.0000000
(G)   Reserve Account Balance			                              			$6,068,824.46
(H)   Cumulative Net Losses for All Prior Periods		           				1,691,562.56
(I)   Net Loss Ratio for Second Preceding Period			                   			0.57%
(J)   Net Loss Ratio for Preceding Period			                          			0.04%
(K)   Delinquency Ratio for Second Preceding Period			                			1.00%
(L)   Delinquency Ratio for Preceding Period		                       				1.05%
(M)   Weighted Average Coupon (WAC)		                                				8.60%
(N)   Weighted Average Remaining Maturity (WAM)		           				23.70 		months
(O)   Number of Receivables						                                       13,121

C.    INPUTS FROM THE MAINFRAME
----------------------------

(A)   Simple Interest Receivables Principal
      (i)   Principal Collections		                          				$4,521,951.40
      (ii)  Not Used				                                                		0.00
      (iii) Repurchased Loan Proceeds Related to Principal				          		0.00
      (iv) Other Refunds Related to Principal					                       	0.00
(B)   Simple Interest Receivables Interest
      (i)   Interest Collections					                              	448,046.62
      (ii)  Repurchased Loan Proceeds Related to Interest	           					0.00
(C)   Weighted Average Coupon (WAC)			                                			8.61%
(D)   Weighted Average Remaining Maturity (WAM)			           			23.04 		months
(E)   Remaining Number of Receivables                             						12,531
(F)   Delinquent Receivables
                             				     Dollar Amount 	        	#  Units
                                      -------------           --------
      (i)  30-59 Days Delinquent	         1,548,588 	  2.47%	      266 		2.12%
      (ii)  60-89 Days Delinquent	       			308,578    0.49%	       69  	0.55%
      (iii) 90 Days or More Delinquent	  			218,247   	0.35%       	38 		0.30%

(G)   Repossessions
                                  				Dollar Amount         		#  Units
                                      -------------           --------
                                        				222,470   	0.35%	       32 		0.26%


D.    INPUTS DERIVED FROM OTHER SOURCES
---------------------------------------

(A)   Reserve Account Investment Income 			                      			$27,490.05
(B)   Aggregate Net Losses before Liquidation Proceeds and
        Recoveries for Collection Period			                       			52,545.04
(C)   Liquidated Receivables Information
      (i)   Not Used		                                                				0.00
      (ii)  Not Used			                                                			0.00
      (iii) Recoveries on Previously Liquidated Contracts				      		11,149.74
(D)   Aggregate Net Losses for Collection Period				               		41,395.30
(E)   Actual Number of Days in Interest Period				                     		28.00


I. COLLECTIONS
--------------
Interest:
(A)   Interest Collections		                                   				$448,046.62
(B)   Not Used			                                                      			0.00
(C)   Repurchased Loan Proceeds Related to Interest				                 		0.00
(D)   Recoveries from Prior Month Charge Offs			 	                 		11,149.74
(E)   Investment Earnings from the Reserve Account		             				27,490.05
(F)   Total Interest Collections			                              			486,686.41

Principal:
(G)   Principal Payments Received			                          			$4,521,951.40
(H)   Not Used			                                                      			0.00
(I)   Repurchased Loan Proceeds Related to Principal			                			0.00
(J)   Other Refunds Related to Principal				                            		0.00
(K)   Total Principal Collections			                           			4,521,951.40

(L)   Total Collections		                                    				$5,008,637.81


II.   DISTRIBUTIONS                                      								Per $1,000 of
-------------------			 	                                    		Original Balance
                                                              ----------------
(A)   Total Interest Collections				               		$486,686.41
(B)   Servicing Fee                             						$56,036.80        		0.18

Interest					                                                 			Per $1,000 of
(C)   Class A-1 Notes Monthly Interest						                		Original Balance
                                                              ----------------
      (i)   Class A-1 Notes Monthly Interest Due	     					$0.00 	          	0
      (ii)  Class A-1 Notes Monthly Interest Paid
            (after  reserve fund draw)					                	0.00           		0
                                                       ---------
      (iii) Class A-1 Notes Monthly Interest Shortfall
            (after reserve fund draw)		                				$0.00          	 	0
(D)   Class A-2 Notes Monthly Interest
     (i)    Class A-2 Notes Monthly Interest Due		     				$0.00           		0
     (ii)   Class A-2 Notes Monthly Interest Paid
            (after reserve fund draw)			                 			0.00 	          	0
                                                       ---------
     (iii)  Class A-2 Notes Monthly Interest Shortfall
            (after reserve fund draw)		                				$0.00           		0
(E)  Class A-3 Notes Monthly Interest
     (i)   Class A-3 Notes Monthly Interest Due		 			$280,124.76 		2.757769358
     (ii)  Class A-3 Notes Monthly Interest Paid
             (after reserve fund draw)					          	280,124.76 		2.757769358
                                                     -----------
     (iii) Class A-3 Notes Monthly Interest Shortfall
             (after reserve fund draw)			               			$0.00           		0
(F)   Class B Certificates Monthly Interest
      (i)   Class B Certificates Monthly Interest Due $64,228.39 		5.291666667
      (ii)  Class B Certificates Monthly Interest Paid
            (after reserve fund draw)				            		64,228.39 		5.291666667
                                                     -----------
      (iii) Class B Certificates Monthly Interest
             Shortfall (after reserve fund draw)		    				$0.00            		0
(G)   Total Note and Certificate Interest Paid
        (after reserve fund draw)				             		$344,353.15
(H)   Excess Interest		                          				$86,296.46

Principal
(I)   Total Principal Collections					           	$4,521,951.40
(J)   Draw on Reserve Fund for realized losses 		 				52,545.04
(K)   Total Amount Available for Principal
        Distribution 	                       					$4,574,496.44
                                                               		Per $1,000 of
(L) Class A-1 Notes Monthly Principal								                 Original Balance
                                                              ----------------
      (i)   Class A-1 Notes Monthly Principal Due				    		0.00            		0
      (ii)  Class A-1 Notes Monthly Principal Paid
             (after reserve fund draw)				               		0.00            		0
                                                  -------------
      (iii) Class A-1 Notes Monthly Principal
             Shortfall (after reserve fund draw)     						0.00            		0
(M)   Class A-2 Notes Monthly Principal
      (i)   Class A-2 Notes Monthly Principal Due	    					0.00            		0
      (ii)  Class A-2 Notes Monthly Principal Paid
             (after reserve fund draw)		               				0.00            		0
                                                   ------------
      (iii) Class A-2 Notes Monthly Principal
             Shortfall (after reserve fund draw)	     					0.00            		0
(N)   Class A-3 Notes Monthly Principal
      (i)   Class A-3 Notes Monthly Principal Due			4,574,496.44 		45.03495501
      (ii)  Class A-3 Notes Monthly Principal Paid
             (after reserve fund draw)		        				4,574,496.44 		45.03495501
                                                  --------------
      (iii) Class A-3 Notes Monthly Principal
             Shortfall (after reserve fund draw)	      					0.00           		0
(O)   Class B Certificates Monthly Principal
      (i)   Class B Certificates Monthly Principal Due						0.00           		0
      (ii)  Class B Certificates Monthly Principal Paid
             (after reserve fund draw)	                					0.00           		0
                                                   -------------
      (iii) Class B Certificates Monthly Principal
             Shortfall (after reserve fund draw)			      			0.00           		0
(P)   Total Note and Certificate Principal Paid					4,574,496.44
(Q)   Total Distributions		                     				4,974,886.39
(R)   Excess Servicing Releases from Reserve
       Account to Servicer				                       		33,751.42
(S)   Amount of Draw from Reserve Account			        			52,545.04
(T)   Draw from Reserve Account plus Total
       Available Amount				                       		5,061,182.85

III.  POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
                                              				Beginning		           End
                                              				of Period        		of Period
                                              -------------      -------------
(A)   Balances and Principal Factors
      (i)    Total Portfolio Balance	     			$67,244,159.81 	  	$62,669,663.37
      (ii)   Total Note and Certificate
             Pool Factor	                      			0.2216052        		0.2065298
      (iii)  Class A-1 Notes Balance				               0.00             		0.00
      (iv)   Class A-1 Notes Pool Factor	       		0.0000000 	       	0.0000000
      (v)    Class A-2 Notes Balance	               			0.00 	            	0.00
      (vi)   Class A-2 Notes Pool Factor		        0.0000000        		0.0000000
      (vii)  Class A-3 Notes Balance		      		55,106,510.81 	   	50,532,014.37
      (viii) Class A-3 Notes Pool Factor		       	0.5425120        		0.4974770
      (ix)   Class B Certificates Balance		  	12,137,649.00 	   	12,137,649.00
      (x)    Class B Certificate Pool Factor	  			1.0000000        		1.0000000
(B)   Portfolio Information
      (i)   Weighted Average Coupon (WAC)		         		8.60%	            	8.61%
      (ii)  Weighted Average Remaining
              Maturity (WAM) 	             			23.70 	months	    23.04 		months
      (iii) Remaining Number of Receivables      				13,121           		12,531
      (iv)  Portfolio Receivable Balance			 	$67,244,159.81 	  	$62,669,663.37

IV.   RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------

(A)   Beginning Reserve Account Balance						                  		$6,068,824.46
(B)   Draw for Realized losses						                               		52,545.04
(C)   Draw for Servicing Fee						                                      		0.00
(D)   Draw for Class A-1 Notes Interest Amount				                    				0.00
(E)   Draw for Class A-2 Notes Interest Amount					                    			0.00
(F)   Draw for Class A-3 Notes Interest Amount				                    				0.00
(G)   Draw for Class B Certificates Interest Amount					               			0.00
(H)   Total Draw for Losses, Servicing, Notes and Certificates						 52,545.04
(I)   Excess Interest							                                        	86,296.46
(J)   Reserve Account Balance Prior to Release				            				6,102,575.88

(K)   Reserve Account Required Amount					                     			6,068,824.46

(L)   Final Reserve Account Required Amount							               	6,068,824.46

(M)   Reserve Account Release to Servicer						                    		33,751.42

(N)   Ending Reserve Account Balance				                      				6,068,824.46

V.    NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------

(A)   Aggregate Net Losses before Liquidation Proceeds
       and Recoveries for Collection Period	                 							$52,545.04
(B)   Liquidated Contracts
      (i)   Not Used						                                              		0.00
      (ii)  Not Used			                                              					0.00
      (iii) Recoveries on Previously Liquidated Contracts							    	11,149.74
(C)   Aggregate Net Losses for Collection Period					             			41,395.30
(D)   Net Loss Ratio for Collection Period (annualized)				          				0.76%
(E)   Cumulative Net Losses for all Periods				               				1,732,957.86
(F)   Delinquent Receivables				 				Dollar Amount 	         	#  Units
                                     -------------            --------
      (i)   30-59 Days Delinquent		    		1,548,588    	2.47%      	266 		2.12%
      (ii)  60-89 Days Delinquent			      	308,578    	0.49%	       69  	0.55%
      (iii) 90 Days or More Delinquent 				218,247    	0.35%	       38 		0.30%

(G) Repossessions
	                                 			Dollar Amount          		#  Units
                                     -------------            --------
                                       				222,470 	   0.35%	       32 		0.26%

VI.   TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A)   Ratio of Net Losses to the Average Pool Balance
      (i)   Second Preceding Collection Period			                   					0.57%
      (ii)  Preceding Collection Period				                          				0.04%
      (iii) Current Collection Period					                            			0.76%
      (iv)  Three Month Average (Avg(i,ii,iii))				                  				0.46%

(B)   Ratio of Balance of Contracts Delinquent 60 Days or
        More to the Outstanding Balance of Receivables.
      (i)   Second Preceding Collection Period					                   			1.00%
      (ii)  Preceding Collection Period				                          				1.05%
      (iii) Current Collection Period					                            			0.84%
      (iv)  Three Month Average (Avg(i,ii,iii))							                  	0.96%

(C)   Loss and Delinquency Trigger Indicator							       	Trigger was not hit



The undersigned officers of NationsBank, N.A., as servicer, pursuant to the Sale and Servicing Agreement hereby certify to the best of their knowledge and belief that the above information is true and correct.



\s\ Carolyn G. Moore					\s\ Leslie J. Fitzpatrick
--------------------     -------------------------
Carolyn G. Moore					     Leslie J. Fitzpatrick
Vice President 			      		Senior Vice President
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